                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                SIX-MONTH DIVIDEND HISTORY       6
                          ASSET ALLOCATION       6
                       COUPON DISTRIBUTION       6
           Q&A WITH YOUR PORTFOLIO MANAGER       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio manager invested your money during this challenging time. In the following pages, you will find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY PEAKED IN MARCH 2000 AND THEN BEGAN A SURPRISINGLY SWIFT DESCENT THROUGH THE END OF MARCH 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.0 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN STOKED RECESSION FEARS AS BUSINESS AND CONSUMER DEMAND CONTINUED TO COOL, SPENDING ON EXPORTS WANED AND MANUFACTURING ACTIVITY SLOWED.

CONSUMER SPENDING AND EMPLOYMENT
CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY CONTINUED TO EXERT PRESSURE ON CONSUMERS' POCKETBOOKS. CONSUMER CONFIDENCE AND SPENDING, WHICH HAD BEEN DECLINING SINCE LATE 2000, REMAINED LOW--BUT REMARKABLY STRONG--THROUGH THE FIRST QUARTER OF 2001. AGAINST THIS ECONOMIC BACKDROP, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

ADDING TO THESE GENERAL CONCERNS, THE JOBLESS RATE FOR MARCH CLIMBED TO ITS HIGHEST LEVEL IN ALMOST TWO YEARS--BUT, AT 4.3 PERCENT, UNEMPLOYMENT REMAINED AT HISTORICALLY LOW LEVELS.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.9 PERCENT IN THE 12 MONTHS ENDED MARCH 31. WITH INFLATION PRESSURES BUILDING AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT FOLLOWED ITS SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, WITH TWO HIGHLY ANTICIPATED CUTS OF 0.50 PERCENT EACH, FIRST ON JANUARY 31, AND THEN AGAIN ON MARCH 20, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY DECIDED ADDITIONAL RATE CUTS WERE STILL IN ORDER TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 1999--March 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.99%      6.75%      6.66%
-------------------------------------------------------------------------
Six-month total return(2)                 1.88%      2.75%      5.66%
-------------------------------------------------------------------------
One-year total return(2)                  6.39%      7.06%     10.09%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.47%      5.52%      5.73%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.43%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.74%      5.64%(3)    4.90%
-------------------------------------------------------------------------
Commencement date                      07/16/84   12/20/91   03/10/93
-------------------------------------------------------------------------
Distribution Rate(4)                      4.77%      4.36%      4.37%
-------------------------------------------------------------------------
SEC Yield(5)                              5.24%      4.73%      4.76%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies, or instrumentalities. The government backing applies only to the timely payment of principal and interest when due on specific securities in the Fund's portfolio, not to shares of the Fund.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2001)
[BAR GRAPH]

                                                                         Dividends                   Special Income Dividends
10/00                                                                       0.0425
11/00                                                                       0.0425
12/00                                                                       0.0425                                     0.0019
1/01                                                                        0.0425
2/01                                                                        0.0425
3/01                                                                        0.0425

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       March 31, 2001                   September 30, 2000
U.S. Treasuries                                                                    40                                   34
FNMA                                                                               31                                   38
GNMA                                                                               15                                   16
FHLMC                                                                              12                                   10
FHL Bank                                                                            2                                    2

COUPON DISTRIBUTION

(as a percentage of long-term investments--March 31, 2001)
[BAR GRAPH]

                                                                          Coupon Distribution
less than 6.0%                                                                           14.9
6-6.9%                                                                                   32.7
7-7.9%                                                                                   25.9
8-8.9%                                                                                   17.2
9-9.9%                                                                                    6.3
10% or more                                                                                 3

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST SIX MONTHS. TED V. MUNDY III, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE JANUARY 2001 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1987. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   As you might expect, the markets
proved to be an emotional roller coaster for investors during the past six months. Early in the fourth quarter of 2000, investors were still wary about the potential for higher inflation, which could in turn prompt the Federal Reserve Board (the"Fed") to raise interest rates. Yet as the quarter progressed, the nation's sharp economic slowdown caused a dramatic shift in the psychology of the marketplace.

    Investors essentially went from worrying about the economy growing too quickly to worrying about the economy grinding to a halt. Warning signs included a decline in industrial production, which fell from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization sagged to just 79 percent. The fourth quarter gross domestic product (GDP) was up only 1.0 percent, its second straight decline in growth rate and the lowest increase registered since the second quarter of 1995.

    By December 2000, rising Treasury prices had widened the yield spread between Treasuries and corporates to a 10-year high, and the spread to high yield credits was near an all-time high. Investors expected that the Fed would begin lowering interest rates in response to the weakening economic data. This belief led to a broad rally in the fixed income markets, with slightly stronger performance at the long end of the maturity spectrum.

    Moving into the first quarter of 2001, the demeanor of the market changed from anticipation to realization as the Fed, acting between regularly scheduled meetings, unexpectedly lowered the target federal funds rate by 0.5 percent. The immediate impact of this move was a continuation of the rally that began in the fourth quarter of 2000, though this advance was stronger among the shorter maturities.

    By the end of January, the Fed had lowered rates by another half percentage point. Then, as economic activity continued to show weakness and the stock market faltered, the Fed cut rates a third time, again by half a point, in late March. Cumulatively, these cuts helped to fuel a sustained bond market rally, particularly among shorter-maturity bonds.

    Poor stock market performance, increasing concern over corporate earnings, and a rising default rate in the high-yield market helped reinforce the perception of government securities as an attractive alternative for investors seeking stability during uncertain markets.

    The Treasury market started the period with an inverted yield curve (that is, short-term rates were higher than long-term rates), but as rates came down, the yield curve inversion eased. The yield on the 5-year Treasury bond was 5.88 percent at the end of September 2000, 4.98 percent at year-end, and 4.56 percent by March 31, 2001.

    Rallies in the mortgage securities market were dampened by the increased likelihood that individual mortgage loans underlying mortgage securities would be repaid early as more homeowners, looking to capitalize on declining interest rates, refinanced.

    For the reporting period, the fund generated a total return of 6.99 percent through the six months ended March 31, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). This reflects a monthly dividend that was unchanged during the past six months and an increase in net asset value from $9.77 per share on September 30, 2000 to $10.19 per share on March 31, 2001.

    The fund continued to provide shareholders with an attractive level of income, with a monthly dividend of $.0425 per Class A share, which translates to a distribution rate of 4.77 percent based on the fund's maximum offering price as of March 31, 2000.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from figures shown. By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index, the fund's benchmark, produced a total return of 7.63 percent for the same period. This index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities. This index and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT SPECIFIC STRATEGIES DID YOU
    EMPLOY IN MANAGING THE FUND?

A   One of our chief concerns was
prepayment risk in the mortgage sector. As interest rates decline, more and more homeowners refinance their mortgages. This, of course, results in an early repayment of their mortgage loans. If the fund owns mortgages that are prepaid, principal is returned and must be reinvested at lower current market rates, eroding the portfolio's income stream.

    With this in mind, we reduced the fund's allocation to mortgage-backed securities during the reporting period. As of March 31, 2001, the portfolio composition was approximately 42 percent in the mortgage-backed sector (agency pass-through securities), 15 percent in government agency notes, 38 percent in Treasury securities, and 5 percent in cash equivalents.

    We believe the fund's current composition represents a well-balanced portfolio, both in terms of its split between mortgage-backed securities and Treasury securities and its distribution along the yield and maturity spectrum.

    Throughout the period, we kept the portfolio's duration (a measure of its sensitivity to interest rate changes) fairly stable, though we did watch for opportunities for additional returns through timely purchases of securities all along the yield curve. By keeping the duration neutral, we seek to lessen portfolio return volatility, while still maintaining a structure that will participate in market rallies and provide a solid foundation for competitive yields over time.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND IN THE MONTHS AHEAD?

A   While rate cuts by the Fed may
have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, it's likely that we'll see the market stabilize and trade in a narrow range over the near term.

    Indicators suggest that the market, as a predictor of future conditions, has gotten ahead of itself in reacting to recent economic performance. The mortgage sector, especially, has seen substantial price corrections that may have overestimated the effects of the economy's slowdown. With the Fed already easing one-and-a-half points, the market's rebound may be closer than investors imagine.

    Nevertheless, we remain cautious. The market's near-term performance will hinge on the performance of the economy and the effect the slowdown has on employment and income levels, the foundation of the consumer sectors. We still anticipate market uncertainty and volatility in the months ahead, with lower interest rates and lower mortgage rates--and therefore higher prepayment risk--on the horizon.

    In the meantime, we plan to maintain the fund's current investment mix, while looking for opportunities to enhance its yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON         MATURITY             VALUE
          MORTGAGE BACKED SECURITIES  42.0%
$24,026   Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools.............. 7.000%   02/01/23 to 10/01/24   $   24,445,127
33,476    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools.............. 7.500    01/01/22 to 11/01/30       34,279,330
801       Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools.............. 8.000    07/01/24 to 09/01/24          833,833
0         Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools.............. 11.000         02/01/14                    227
42,686    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................... 6.000    01/01/09 to 04/01/13       42,914,805
23,255    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................... 6.500    12/01/07 to 12/01/12       23,576,534
28,202    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................... 7.000    12/01/14 to 07/01/15       28,844,569
15,937    Federal National Mortgage
          Association 15 Year Dwarf
          Pools........................... 7.500    03/01/02 to 09/01/12       16,425,850
42,017    Federal National Mortgage
          Association Pools............... 6.000    02/01/28 to 07/01/29       41,051,512
20,250    Federal National Mortgage
          Association Pools............... 6.022          11/25/10             20,395,597
102,408   Federal National Mortgage
          Association Pools............... 6.500    05/01/23 to 11/01/28      102,290,894
55,383    Federal National Mortgage
          Association Pools............... 7.000    12/01/24 to 11/01/29       56,359,674
25,190    Federal National Mortgage
          Association Pools............... 7.500    03/01/22 to 11/01/30       25,789,413
62        Federal National Mortgage
          Association Pools............... 8.000    09/01/24 to 11/01/24           63,975
125       Federal National Mortgage
          Association Pools............... 11.500   02/01/15 to 05/01/19          135,723
1,559     Federal National Mortgage
          Association Pools............... 12.000   03/01/13 to 01/01/16        1,713,322
2,214     Government National Mortgage
          Association II Pools............ 6.000          04/20/29              2,166,817

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON         MATURITY             VALUE
          MORTGAGE BACKED SECURITIES  (CONTINUED)
$4,851    Government National Mortgage
          Association II Pools............ 6.500%         11/20/28         $    4,841,590
6,582     Government National Mortgage
          Association Pools............... 6.000          12/15/28              6,463,683
27,143    Government National Mortgage
          Association Pools............... 6.500    06/15/23 to 02/15/29       27,227,286
88,820    Government National Mortgage
          Association Pools............... 7.000    12/15/22 to 09/15/29       90,505,903
28,478    Government National Mortgage
          Association Pools............... 7.500    02/15/07 to 08/15/24       29,285,833
19,970    Government National Mortgage
          Association Pools............... 8.000    07/15/07 to 10/15/25       20,826,516
12,262    Government National Mortgage
          Association Pools............... 8.500    09/15/04 to 12/15/21       12,822,170
10,745    Government National Mortgage
          Association Pools............... 9.000    11/15/17 to 12/15/19       11,445,772
62        Government National Mortgage
          Association Pools............... 11.000   01/15/10 to 11/15/20           66,664
2,122     Government National Mortgage
          Association Pools............... 12.000   06/15/11 to 08/15/15        2,350,743
1,011     Government National Mortgage
          Association Pools............... 12.500   05/15/10 to 07/15/18        1,133,091
                                                                           --------------

TOTAL MORTGAGE BACKED SECURITIES........................................      628,256,453
                                                                           --------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  14.7%
30,000    Federal Home Loan Banks......... 5.125          09/15/03             30,254,400
73,100    Federal Home Loan Mortgage Corp.
          Pools........................... 5.000          01/15/04             73,396,055
40,000    Federal Home Loan Mortgage Corp.
          Pools........................... 5.750          07/15/03             40,907,600
35,000    Federal National Mortgage
          Association Pools............... 6.000          05/15/08             35,991,900
35,000    Federal National Mortgage
          Association Pools............... 6.250          05/15/29             34,755,700
4,500     Federal National Mortgage
          Association Pools............... 7.250          05/15/30              5,074,110
                                                                           --------------

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.......................      220,379,765
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2001 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON         MATURITY             VALUE
          UNITED STATES TREASURY OBLIGATIONS  38.0%
$48,500   United States Treasury Bonds
          (a)............................. 5.250%         11/15/28         $   46,037,170
35,000    United States Treasury Bonds
          (a)............................. 6.125          11/15/27             37,428,300
83,600    United States Treasury Bonds
          (a)............................. 8.000          11/15/21            107,948,500
70,000    United States Treasury Bonds
          (a)............................. 8.125          08/15/19             90,442,100
34,000    United States Treasury Bonds
          (a)............................. 9.250          02/15/16             47,015,540
25,000    United States Treasury Bonds.... 9.375          02/15/06             30,103,500
7,000     United States Treasury Bonds.... 10.375         11/15/12              9,096,360
10,000    United States Treasury Bonds.... 10.750         08/15/05             12,393,600
11,000    United States Treasury Bonds.... 12.000         08/15/13             15,674,670
31,900    United States Treasury Notes.... 6.750          05/15/05             34,490,918
20,800    United States Treasury Notes.... 5.625          11/30/02             21,268,208
21,000    United States Treasury Notes.... 6.500          03/31/02             21,478,170
26,500    United States Treasury Notes.... 6.625          05/15/07             29,040,025
55,000    United States Treasury Notes
          (a)............................. 7.500          11/15/01             56,084,600
10,000    United States Treasury Notes.... 8.500          11/15/05             10,488,300
                                                                           --------------

TOTAL UNITED STATES TREASURY OBLIGATIONS................................      568,989,961
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $1,353,328,542).................................................    1,417,626,179

REPURCHASE AGREEMENT  4.3%
  State Street Bank & Trust Co. ($64,630,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/30/01, to be sold on 04/02/01 at $64,658,006)
  (Cost $64,630,000)....................................................       64,630,000
                                                                           --------------
TOTAL INVESTMENTS  99.0%
  (Cost $1,417,958,542).................................................    1,482,256,179

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.............................       15,048,784
                                                                           --------------

NET ASSETS  100.0%......................................................   $1,497,304,963
                                                                           ==============

(a) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $1,417,958,542).....................  $1,482,256,179
Receivables:
  Interest..................................................      17,789,879
  Fund Shares Sold..........................................       6,529,481
  Variation Margin on Futures...............................         205,016
Forward Commitments.........................................         188,113
Other.......................................................         391,823
                                                              --------------
    Total Assets............................................   1,507,360,491
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,856,171
  Income Distributions......................................       2,254,600
  Custodian Bank............................................         792,585
  Distributor and Affiliates................................         758,240
  Investment Advisory Fee...................................         667,400
Trustees' Deferred Compensation and Retirement Plans........         363,994
Accrued Expenses............................................         362,538
                                                              --------------
    Total Liabilities.......................................      10,055,528
                                                              --------------
NET ASSETS..................................................  $1,497,304,963
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,962,560,002
Net Unrealized Appreciation.................................      64,199,333
Accumulated Undistributed Net Investment Income.............       3,562,660
Accumulated Net Realized Loss...............................    (533,017,032)
                                                              --------------
NET ASSETS..................................................  $1,497,304,963
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,380,870,711 and 135,465,223 shares of
    beneficial interest issued and outstanding).............  $        10.19
    Maximum sales charge (4.75%* of offering price).........             .51
                                                              --------------
    Maximum offering price to public........................  $        10.70
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $86,746,406 and 8,516,451 shares of
    beneficial interest issued and outstanding).............  $        10.19
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,687,846 and 2,922,668 shares of
    beneficial interest issued and outstanding).............  $        10.16
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $48,510,289
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,888,048
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,742,763, $343,110 and $94,896,
  respectively).............................................    2,180,769
Shareholder Services........................................    1,273,552
Custody.....................................................       98,360
Legal.......................................................       28,674
Other.......................................................      231,816
                                                              -----------
    Total Expenses..........................................    7,701,219
    Less Credits Earned on Cash Balances....................        8,664
                                                              -----------
    Net Expenses............................................    7,692,555
                                                              -----------
NET INVESTMENT INCOME.......................................  $40,817,734
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,339,760
  Futures...................................................    2,083,434
  Forward Commitments.......................................   (2,225,656)
                                                              -----------
Net Realized Gain...........................................    5,197,538
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   11,577,555
                                                              -----------
  End of the Period:
    Investments.............................................   64,297,637
    Futures.................................................      (68,214)
    Forward Commitments.....................................      (30,090)
                                                              -----------
                                                               64,199,333
                                                              -----------
Net Unrealized Appreciation During the Period...............   52,621,778
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $57,819,316
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $98,637,050
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended March 31, 2001 and the Year Ended September 30, 2000 (Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2001     SEPTEMBER 30, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   40,817,734       $   92,876,230
Net Realized Gain/Loss...........................       5,197,538          (43,311,738)
Net Unrealized Appreciation During the Period....      52,621,778           45,743,196
                                                   --------------       --------------
Change in Net Assets from Operations.............      98,637,050           95,307,688
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (35,333,709)         (87,760,651)
  Class B Shares.................................      (1,518,766)          (3,605,154)
  Class C Shares.................................        (428,010)            (753,164)
                                                   --------------       --------------
Total Distributions..............................     (37,280,485)         (92,118,969)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      61,356,565            3,188,719
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     137,369,769          302,901,080
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      22,703,209           53,365,981
Cost of Shares Repurchased.......................    (186,862,413)        (698,020,660)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (26,789,435)        (341,753,599)
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      34,567,130         (338,564,880)
NET ASSETS:
Beginning of the Period..........................   1,462,737,833        1,801,302,713
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,562,660 and $25,411, respectively)..........  $1,497,304,963       $1,462,737,833
                                                   ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX                                NINE
                            MONTHS         YEAR ENDED           MONTHS           YEAR ENDED
                             ENDED        SEPTEMBER 30,          ENDED          DECEMBER 31,
CLASS A SHARES             MARCH 31,   -------------------   SEPTEMBER 30,   -------------------
                             2001        2000       1999         1998          1997       1996
                           ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD........... $   9.77    $   9.72   $  10.64     $  10.26      $  10.05   $  10.55
                           --------    --------   --------     --------      --------   --------
  Net Investment Income...      .28         .56        .61          .48           .66        .69
  Net Realized and
    Unrealized
    Gain/Loss.............      .40         .05       (.90)         .39           .21       (.50)
                           --------    --------   --------     --------      --------   --------
Total from Investment
  Operations..............      .68         .61       (.29)         .87           .87        .19
Less Distributions from
  and in Excess of Net
  Investment Income.......      .26         .56        .63          .49           .66        .69
                           --------    --------   --------     --------      --------   --------
NET ASSET VALUE, END OF
  THE PERIOD.............. $  10.19    $   9.77   $   9.72     $  10.64      $  10.26   $  10.05
                           ========    ========   ========     ========      ========   ========

Total Return (a)..........    6.99%*      6.53%     -2.71%        8.62%*        9.16%      1.90%
Net Assets at End of the
  Period (In millions).... $1,380.9    $1,389.6   $1,688.8     $1,933.8      $1,930.4   $2,156.4
Ratio of Expenses to
  Average Net Assets
  (b).....................    1.01%       1.00%      1.02%        1.02%         1.03%      1.06%
Ratio of Net Investment
  Income to Average Net
  Assets (b)..............    5.63%       5.91%      6.01%        6.30%         6.62%      6.88%
Portfolio Turnover........      30%*       100%        94%         180%*         114%       271%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) For the year ended December 31, 1996 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX                                NINE
                                MONTHS         YEAR ENDED           MONTHS          YEAR ENDED
                                 ENDED        SEPTEMBER 30,          ENDED         DECEMBER 31,
CLASS B SHARES                 MARCH 31,   -------------------   SEPTEMBER 30,   -----------------
                               2001 (A)    2000 (A)   1999 (A)     1998 (A)      1997 (A)    1996
                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.76      $9.71      $10.63       $10.26        $10.05    $10.56
                                ------      -----      ------       ------        ------    ------
  Net Investment Income.......     .24        .49         .53          .42           .59       .64
  Net Realized and Unrealized
    Gain/Loss.................     .41        .05        (.89)         .38           .21      (.53)
                                ------      -----      ------       ------        ------    ------
Total from Investment
  Operations..................     .65        .54        (.36)         .80           .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .22        .49         .56          .43           .59       .62
                                ------      -----      ------       ------        ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.19      $9.76      $ 9.71       $10.63        $10.26    $10.05
                                ======      =====      ======       ======        ======    ======

Total Return (b)..............   6.75%*     5.76%      -3.49%        8.05%*        8.27%     1.17%
Net Assets at End of the
  Period (In millions)........  $ 86.7      $59.5      $ 93.9       $153.2        $199.2    $236.7
Ratio of Expenses to Average
  Net Assets (c)..............   1.78%      1.75%       1.78%        1.78%         1.78%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.88%      5.16%       5.24%        5.55%         5.87%     6.13%
Portfolio Turnover............     30%*      100%         94%         180%*         114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the year ended December 31, 1996 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX                                NINE
                                MONTHS         YEAR ENDED           MONTHS          YEAR ENDED
                                 ENDED        SEPTEMBER 30,          ENDED         DECEMBER 31,
CLASS C SHARES                 MARCH 31,   -------------------   SEPTEMBER 30,   -----------------
                               2001 (A)    2000 (A)   1999 (A)     1998 (A)      1997 (A)    1996
                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.74      $9.69      $10.61       $10.24        $10.03    $10.54
                                ------      -----      ------       ------        ------    ------
  Net Investment Income.......     .24        .49         .53          .42           .59       .62
  Net Realized and Unrealized
    Gain/Loss.................     .40        .05        (.89)         .38           .21      (.51)
                                ------      -----      ------       ------        ------    ------
Total from Investment
  Operations..................     .64        .54        (.36)         .80           .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .22        .49         .56          .43           .59       .62
                                ------      -----      ------       ------        ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.16      $9.74      $ 9.69       $10.61        $10.24    $10.03
                                ======      =====      ======       ======        ======    ======

Total Return (b)..............   6.66%*     5.78%      -3.50%        8.07%*        8.28%     1.18%
Net Assets at End of the
  Period (In millions)........  $ 29.7      $13.6      $ 18.7       $ 19.3        $ 16.4    $ 21.6
Ratio of Expenses to Average
  Net Assets (c)..............   1.76%      1.75%       1.78%        1.78%         1.79%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.90%      5.16%       5.25%        5.51%         5.87%     6.12%
Portfolio Turnover............     30%*      100%         94%         180%*         114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the year ended December 31, 1996 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of March 31, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $2,484,661.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2001, for federal income tax purposes, the cost of long- and short-term investments is $1,421,869,770, the aggregate gross unrealized appreciation is $61,123,566, and the aggregate gross unrealized depreciation is $737,157, resulting in net unrealized appreciation on long- and short-term investments of $60,386,409.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $492,418,958 which will expire between September 30, 2002 and

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

September 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales and straddle positions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2001, the Fund's custody fee was reduced by $8,664 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      0.540%
Next $1 billion.............................................      0.515%
Next $1 billion.............................................      0.490%
Next $1 billion.............................................      0.440%
Next $1 billion.............................................      0.390%
Next $1 billion.............................................      0.340%
Next $1 billion.............................................      0.290%
Over $7 billion.............................................      0.240%

    For the six months ended March 31, 2001, the Fund recognized expenses of approximately $28,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2001, the Fund recognized expenses of approximately $42,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31,

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

2001, the Fund recognized expenses of approximately $942,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $216,453 are included in "Other Assets" on the Statement of Assets and Liabilities at March 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2001, capital aggregated $1,912,571,391, $25,319,347 and
$24,669,264 for Classes A, B and C, respectively. For the six months ended March 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,402,194    $  74,726,799
  Class B...............................................    4,261,365       43,020,338
  Class C...............................................    1,948,371       19,622,632
                                                          -----------    -------------
Total Sales.............................................   13,611,930    $ 137,369,769
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,112,086    $  21,256,572
  Class B...............................................      117,950        1,187,224
  Class C...............................................       25,792          259,413
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,255,828    $  22,703,209
                                                          ===========    =============
Repurchases:
  Class A...............................................  (16,233,027)   $(162,668,353)
  Class B...............................................   (1,958,545)     (19,661,014)
  Class C...............................................     (451,150)      (4,533,046)
                                                          -----------    -------------
Total Repurchases.......................................  (18,642,722)   $(186,862,413)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    At September 30, 2000, capital aggregated $1,979,256,373, $772,799 and $9,320,265 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   28,299,134    $ 271,576,754
  Class B...............................................    2,641,783       25,390,160
  Class C...............................................      619,268        5,934,166
                                                          -----------    -------------
Total Sales.............................................   31,560,185    $ 302,901,080
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,236,110    $  50,182,160
  Class B...............................................      281,059        2,695,186
  Class C...............................................       51,060          488,635
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,568,229    $  53,365,981
                                                          ===========    =============
Repurchases:
  Class A...............................................  (65,077,723)   $(624,368,980)
  Class B...............................................   (6,491,213)     (62,214,144)
  Class C...............................................   (1,196,825)     (11,437,536)
                                                          -----------    -------------
Total Repurchases.......................................  (72,765,761)   $(698,020,660)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2001 and the year ended September 30, 2000, 450,896 and 2,248,132 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchase of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the six months ended March 31, 2001 and the year ended September 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended March 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $54,800 and CDSC on redeemed shares of approximately $78,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $424,032,011 and $503,581,527, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2001, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      442
Futures Opened..............................................    3,142
Futures Closed..............................................   (2,862)
                                                               ------
Outstanding at March 31, 2001...............................      722
                                                               ======

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

    The futures contracts outstanding as of March 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2001
    (Current Notional Value $106,203 per contract)..........     637         $ 10,162
SHORT CONTRACTS:
  U.S. Treasury Bonds Futures June 2001
    (Current Notional Value $104,188 per contract)..........      85          (78,376)
                                                                 ---         --------
                                                                 722         $(68,214)
                                                                 ===         ========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of March 31, 2001:

                                                                              UNREALIZED
PAR AMOUNT                                                     CURRENT       APPRECIATION/
(000)        DESCRIPTION                                        VALUE        DEPRECIATION
                                          LONG CONTRACTS:
 $18,000     FNMA April Forward, 6.50%...................    $ 18,213,840      $  61,965
  26,600     FNMA May Forward, 6.00%.....................      26,517,008       (107,930)
                                         SHORT CONTRACTS:
 $50,000     GNMA April Forward, 7.00%...................     (50,781,000)        15,875
                                                             ------------      ---------
                                                             $  6,050,152      $ (30,090)
                                                             ------------      ---------

NOTES TO
FINANCIAL STATEMENTS

March 31, 2001 (Unaudited)

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. At March 31, 2001, the Fund has net realized gains on closed but unsettled forward contracts of $218,203 scheduled to settle on April 19, 2001.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended March 31, 2001 are payments retained by Van Kampen of approximately $334,300.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.